Nu Horizons Electronics Corp.
10Q – Second Quarter Ended August 31, 2002

Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Paul Durando, certify that:

The Form 10-Q of Nu Horizons Electronics Corp. for the period ended August 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nu Horizons Electronics Corp. for the periods presented.

This certification is being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Nu Horizons Electronics Corp. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

/s/ PAUL DURANDO
Paul Durando Vice President, Finance Date: October 12, 2002